                                  SCHEDULE 14A

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  FIRST FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                                   FIRST FUNDS
                         CAPITAL APPRECIATION PORTFOLIO
                           370 17TH STREET, SUITE 3100
                             DENVER, COLORADO 80202

                                   May 1, 2000


Dear Shareholder:

         I am writing to request your approval of the proposal included in the attached Proxy Statement. The Proposal is for a change in the co-investment adviser for the Capital Appreciation Portfolio. We believe that this change is necessary in order for the Portfolio to maintain and enhance the resources needed to compete effectively with other funds in its peer group.

         In order to consider this proposal, we have scheduled a Special Meeting of the Shareholders of the Capital Appreciation Portfolio to be held on May 17, 2000 at 10:00 a.m., Mountain Time, at the office of First Funds, 370 17th Street, Suite 3100, Denver, Colorado 80202. The proposal is discussed in more detail in the attached Proxy Statement. The Board of Trustees of First Funds has unanimously recommended that the shareholders of the Capital Appreciation Portfolio approve this proposal.

         Whether or not you plan to attend personally and regardless of the number of shares you own, it is important that your shares be represented. I ENCOURAGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED FOR YOUR CONVENIENCE.

Sincerely,

/s/ Richard C. Rantzow

Richard C. Rantzow
President

                                   FIRST FUNDS
                         CAPITAL APPRECIATION PORTFOLIO
                           370 17TH STREET, SUITE 3100
                             DENVER, COLORADO 80202

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       TO BE HELD WEDNESDAY, MAY 17, 2000


Notice is hereby given that a special meeting of the shareholders of the Capital Appreciation Portfolio (the "Portfolio") of First Funds, a Massachusetts business trust ("First Funds"), will be held at 10:00 a.m., Denver time, at the offices of First Funds, 370 17th Street, Suite 3100, Denver, Colorado 80202, on May 17, 2000, to vote on the following proposal:

PROPOSAL:  To adopt an Investment Advisory and Management Agreement for the
           Portfolio between First Funds and Delaware Management Company, and to transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees of First Funds has fixed the close of business on April 24, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting.


                        By Order of the Board of Trustees
                              Russell C. Burk, Esq.
                                   Secretary

May 1, 2000


YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED VOTING INSTRUCTION/PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. IF YOU DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR VOTING INSTRUCTION/PROXY AT ANY TIME PRIOR TO THE MEETING.

                                   FIRST FUNDS
                         CAPITAL APPRECIATION PORTFOLIO
                           370 17TH STREET, SUITE 3100
                             DENVER, COLORADO 80202
                                 (800) 442-1941


               PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
                       TO BE HELD WEDNESDAY, MAY 17, 2000


This Proxy Statement (the "Statement") is being furnished by First Funds, a Massachusetts business trust ("First Funds") to shareholders of all classes of shares of the Capital Appreciation Portfolio (the "Portfolio"). The Statement is being sent in connection with the solicitation of proxies by and on behalf of First Funds' Board of Trustees for use at the Special Meeting of Shareholders (the "Meeting"), to be held on May 17, 2000, at 10:00 a.m., Denver time, at the offices of First Funds, 370 17th Street, Suite 3100, Denver, Colorado 80202, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders, as further described below. This Statement is being mailed to shareholders of the Portfolio on or about May 1, 2000.

As more fully described below, the Meeting has been called for the following purpose:

         To approve an Investment Advisory and Management Agreement for the Portfolio between First Funds and Delaware Management Company, and to transact such other business as may properly come before the meeting or any adjournment thereof.

Proxy solicitations will be made, beginning on or about May 1, 2000, primarily by mail, but proxy solicitations also may be made by telephone, fax or e-mail. The costs of the proxy solicitation and expenses incurred in connection with the preparation of this Statement and its enclosures will be paid by the Portfolio.

The financial statements of First Funds for the fiscal year ended June 30, 1999, are included in the Annual Report to Shareholders. Copies of the Annual Report, and of the Semi-Annual Report for the period ended December 31, 1999, are available without charge. To obtain copies, write First Funds c/o ALPS Mutual Funds Services, Inc., 370 17th Street, Suite 3100, Denver, Colorado 80202, or call First Funds at (800) 442-1941 (Option 1).

PROXIES

Any shareholder giving a proxy has the power to revoke it prior to its exercise by submitting a later dated proxy, by voting in person or by letter to the Secretary of First Funds.

In the event that a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against such adjournment.

Under the By-laws of First Funds, a majority of shares of the Portfolio entitled to vote in person or by proxy will constitute a quorum for the transaction of business at the meeting. If a proxy is received with no instructions indicated, then the votes attributable to such proxy will be voted for the proposal.

RECORD DATE

The Board of Trustees of First Funds has fixed the close of business on April 24, 2000 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournment thereof. Only holders of record of shares at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and any adjournment thereof. At the close of business on the Record Date, there were ___ shares outstanding of the Capital Appreciation Portfolio.

BACKGROUND INFORMATION

First Funds is an open-end investment company consisting of nine separate investment portfolios (the "Funds"). Shares of the Funds are sold directly by First Funds, or through an investment professional.

This Meeting has been called to consider a proposal to adopt an Investment Advisory and Management Agreement for the Portfolio between First Funds and Delaware Management Company ("DMC"), and to transact such other business as may properly come before the meeting or any adjournment thereof.

The services to be performed by DMC under the proposed Investment Advisory and Management Agreement (the "DMC Contract") were previously provided to the Portfolio by

Investment Advisers, Inc. ("IAI"). Because the First Funds Board of Trustees believes that DMC's long-term performance record and investment management style are more in keeping with the investment objective of the Portfolio and the long-term interest of shareholders, it voted on March 1, 2000 to terminate the existing Investment Advisory and Management Agreement with IAI (the "IAI Contract"), effective June 1, 2000. The Board proposes that DMC replace IAI as co-investment adviser of the Portfolio, and the Board is asking shareholders to approve the DMC Contract at the upcoming Meeting.

PROPOSAL

To adopt the DMC Contract and to transact such other business as may properly come before the meeting or any adjournment thereof.

INFORMATION ABOUT THE ADVISER AND INVESTMENT ADVISORY AGREEMENT

The Portfolio is co-advised by First Tennessee Bank National Association ("First Tennessee"), located at 530 Oak Court Drive, Suite 200, Memphis, TN 38117. First Tennessee was chartered in 1864, and is a national banking association. First Tennessee is the principal banking subsidiary of First Tennessee National Corporation, a financial holding company incorporated in 1968 and subject to the supervision of the Board of Governors of the Federal Reserve System.

The Portfolio is also currently managed by IAI. Under the IAI Contract, IAI has been responsible for the day-to-day investment and reinvestment of the Portfolio's assets in accordance with the Portfolio's investment objectives and policies. The Board of Trustees of First Funds has decided to terminate the IAI Contract. The Board is seeking shareholder approval for First Funds to retain a new investment adviser for the Portfolio to handle the responsibilities that were handled by IAI. Under the DMC Contract, DMC, whose address is One Commerce Square, Philadelphia, PA 19103, will start managing the Portfolio on June 1, 2000.

The IAI Contract was approved on August 29, 1997 for the Portfolio by the initial shareholder and executed on the same day. Under the terms of the IAI Contract, IAI renders investment management services with respect to the Portfolio. Such services include the day-to-day investment and reinvestment of the Portfolio's assets in accordance with the Portfolio's investment objectives and policies. For these services, IAI is entitled to receive from the Portfolio a monthly management fee at the annual rate of 0.70% on the first $50 million of the Portfolio's average net assets and .65% on average daily net assets of the Portfolio in excess of $50 million. For the fiscal year ended June 30, 1999, the Portfolio paid $233,170 as investment advisory fees to IAI. No other fees were paid to IAI.

Under the IAI Contract, the Board of Trustees of First Funds has the ability to terminate the IAI Contract by giving IAI sixty days' written notice. On March 1, 2000 the Board of Trustees voted to terminate the contract with IAI. The Board gave written termination notice to IAI on March

30, 2000, and IAI's last day of service as co-investment adviser will be May 31, 2000. Accordingly, a new co-investment adviser for the Portfolio must be identified.

DELAWARE MANAGEMENT COMPANY

The Board proposes that DMC replace IAI as co-investment adviser for the Portfolio. DMC manages other mutual funds with investment objectives similar to those of the Portfolio. For information on these other funds, their sizes, and DMC's compensation arrangements with them, see Appendix A.

DMC is organized as a series of Delaware Management Business Trust ("DMBT"), a business trust organized under the laws of the State of Delaware. The principal executive officers and trustees of DMBT and their addresses and principal occupations are set forth below:



Name, Address*, and Title                    Principal Occupation
-------------------------                    --------------------

Charles E. Haldeman, Jr.                     President and CEO, Lincoln National
Chief Executive Officer                      Investment Companies, Inc.

David K. Downes
Trustee, Executive Vice                      President, Delaware Management Company
President, Chief Operating
Officer, Chief Financial Officer

Richard G. Unruh, Jr.                        Executive Vice President and Chief Investment
Trustee, Executive Vice President            Officer, Delaware Management Company

Richard J. Flannery
Trustee, Executive Vice President            Executive Vice President and General Counsel,
                                             Delaware Management Company

John B. Fields                               Senior Vice President and Senior Portfolio
Trustee                                      Manager, Delaware Management Company



*The address for all of the above-named trustees and officers is: Delaware Investments, One Commerce Square, Philadelphia, Pennsylvania, 19103.

The Portfolio Managers who will be responsible for the day-to-day management of the Fund are set forth below:

GERALD S. FREY, VICE PRESIDENT/SENIOR PORTFOLIO MANAGER. Mr. Frey has 22 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager for the Delaware Trend Fund since March 1997 and was co-manager from June 1996 to March 1997.

MARSHALL T. BASSETT, VICE PRESIDENT. Mr. Bassett joined Delaware Investments in 1997. In his most recent position, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received his bachelor's degree and MBA from Duke University.

JOHN A. HEFFERN, VICE PRESIDENT. Mr. Heffern holds a bachelor's degree and an MBA from the University of North Carolina at Chapel Hill. He joined Delaware Investments in 1997. Previously, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Finance Services unit and a Principal and Senior Regional Bank Analyst at Alex, Brown & Sons.

JEFFREY W. HYNOSKI, VICE PRESIDENT. Mr. Hynoski joined Delaware Investments in 1998. Previously he served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth group. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA from Pace University.

STEPHAN T. LAMPE, VICE PRESIDENT. Mr. Lampe earned a bachelor's degree and an MBA at the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995 and provides analytical services for small and mid-capitalization stocks. He previously served as a manager at Price Waterhouse. Mr. Lampe is a Certified Public Accountant.

LORI P. WACHS, VICE PRESIDENT. Ms. Wachs joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.

DMC and DMBT are part of the Delaware Investments family of companies, which are located at 2005 Market Street, Philadelphia, PA 19103. They are indirect, wholly-owned subsidiaries of Lincoln National Corporation, (through a holding company, Lincoln National Investment Companies, Inc.), Centre Square, West Tower, 1500 Market St., Suite 3900, Philadelphia, PA 19102-2112 ("LNC"). LNC is a publicly-owned company whose shares are traded on the New York Stock Exchange.

No officer or trustee of First Funds is an officer, employee, director or shareholder of DMC. No officer or trustee of First Funds owns any securities or has any other material direct or indirect interest in DMC or in any other company controlling, controlled by or under common control with it. Since July 1, 1998, no officer or trustee of First Funds has bought or sold any securities of DMC, its parents or its subsidiaries.

Since July 1, 1998, no trustee of First Funds has had any material interest, either directly or indirectly, in any transaction to which DMC, its parents or subsidiaries is to be a party. No trustee of First Funds has any direct or indirect material interest in any such proposed transaction.

The Board of Trustees knows of no financial condition of DMC that would be likely to impair its financial ability to fulfill its commitment to the Portfolio under the proposed contract.

DESCRIPTION OF THE PROPOSAL

The Board of Trustees is proposing that shareholders ratify a contract between First Funds, acting on behalf of the Portfolio, and DMC. The terms of the proposed DMC Contract are substantially similar to the terms of the IAI Contract. The DMC Contract is attached to this proxy statement as Appendix B. There will be no change in advisory fees paid by the Portfolio under the DMC Contract.

Under the DMC Contract, DMC will provide investment management services with respect to the Portfolio. Such services include the day-to-day investment and reinvestment of the Portfolio's assets in accordance with the Portfolio's investment objectives and policies.

CO-INVESTMENT ADVISORY SERVICES. Under the DMC Contract, DMC will assume day-to-day management of the Portfolio, subject to the supervision of First Tennessee as co-investment adviser. First Tennessee will remain as the Portfolio's co-investment adviser, and will be responsible for monitoring and evaluating DMC.

The DMC Contract provides that DMC will:

o provide investment research and credit analysis concerning the Portfolio's investments;

o    conduct a continual program of investment of the Portfolio's assets;

o place orders for all purchases and sales of the investments made for the Portfolio; and

o    maintain the books and records required in connection with its duties.

In addition, DMC will keep First Tennessee informed of developments materially affecting First Funds or the Portfolio. Except for instructions or advice given to DMC by First Tennessee, First Tennessee will not be responsible or liable for the investment merits of any decision by DMC to purchase, hold or sell a security for the Portfolio. DMC will furnish First Tennessee and the Trustees with such reports as may reasonably be requested. DMC will be permitted to render services to other parties so long as its services under the proposed contract are not impaired thereby.

PORTFOLIO TRANSACTIONS. Although DMC's co-investment advisory activities will be subject to general oversight by the Trustees of First Funds and First Tennessee, selection of specific securities for the Portfolio will be made by DMC. DMC will be authorized to place orders pursuant to its investment determination for the Portfolio either directly with an issuer or with any broker-dealer. At all times, DMC will be required to attempt to obtain the best price and the most favorable execution of its orders. Consistent with that obligation, DMC may pay higher commissions to broker-dealers that provide research services to the extent permitted by law. The receipt of research from broker-dealers that execute transactions on behalf of the Portfolio may be useful to DMC in rendering investment management services to the Portfolio and/or DMC's other clients.

FEES. The Portfolio will pay DMC a monthly management fee at the annual rate of 0.70% on the first $50 million of the Portfolio's average net assets and .65% on average daily net assets of the Portfolio in excess of $50 million. The fee will be calculated as of the close of business on the last business day of each month and will be payable as soon as practicable thereafter. These fees are the same as those paid to IAI under the IAI Agreement.

EXPENSES. DMC will only bear expenses expressly provided for under the DMC Contract. The following expenses will be borne by the Portfolio or First Funds:

(a) Expenses of all audits by independent public accountants;

(b) Expenses of First Tennessee, transfer agent, registrar, dividend disbursing agent and shareholder recordkeeping services;

(c) Expenses of custodial services including recordkeeping services provided by the custodian;

(d) Expenses of obtaining quotations for calculating the value of the Portfolio's net assets;

(e) Salaries and other compensation of any of its executive officers or employees, if any, who are not officers, directors, stockholders or employees of DMC, the administrator or the distributor;

(f) Taxes levied against the Portfolio;

(g) Brokerage fees and commissions in connection with the purchase and sale of securities for the Portfolio;

(h) Costs, including the interest expense, of borrowing money;

(i) Costs and/or fees incident to Trustees and shareholder meetings of First Funds and the Portfolio, the preparation and mailings of prospectuses and reports of the Portfolio to its existing shareholders, the filing of reports with regulatory bodies, the maintenance of the Portfolio's legal existence, and the registration of shares with federal and state securities authorities;

(j) Legal fees in connection with the representation of First Funds and/or Portfolio, including the legal fees related to the registration and continued qualification of the Portfolio's shares for sale;

(k) Costs of printing any share certificates representing shares of the Portfolio;

(l) Fees and expenses of Trustees who are not affiliated persons, as defined in the Investment Company Act of 1940 as amended (the "1940 Act"), of DMC, the distributor or any of their affiliates; and

(m) Its pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or of other insurance premiums.

These expenses are also assumed by the Portfolio or First Funds under the IAI Contract.

LIABILITY. DMC will not be liable for any loss suffered by the Portfolio or the Trust as the result of any error of judgment or mistake of law in connection with its performance of the DMC Contract; provided however, DMC shall be liable to the Portfolio and the Trust for any loss resulting from (i) a breach of fiduciary duty with respect to the receipt of compensation for services; (ii) willful misfeasance, bad faith or gross negligence in, or reckless disregard by the Investment Adviser of, the performance of its obligations or duties under the DMC Contract; or (iii) any material breach of any of its covenants contained in the DMC Contract.

TERM. The DMC Contract will remain in effect for two years from the date of its execution, and will thereafter continue for successive one-year periods if continuation is specifically approved at least annually by a majority of the Trustees of First Funds who are not interested persons of First Tennessee, DMC or the Portfolio, by votes cast in person at a meeting called for that purpose, and by a vote of the Board of Trustees, or by the vote of a "majority of the outstanding voting securities" of the Portfolio as defined under the 1940 Act.

TERMINATION. The DMC Contract may be terminated at any time, without penalty, by vote of the Trustees or by the vote of "a majority of the outstanding voting securities" of the Portfolio on 60 days' written notice. The DMC Contract may also be terminated by DMC on 60 days' written notice. The DMC Contract will terminate automatically in the event of its "assignment" (as defined under the 1940 Act).

PROPOSAL:  BOARD OF DIRECTORS' EVALUATION

At a meeting held on April 10, 2000, the Board of Trustees of First Funds, including a majority of the Independent Trustees, unanimously approved, subject to shareholder approval, the proposed DMC Contract. In making its approval, the Board considered the following factors: (1) The performance of DMC in managing similar funds compared to other investment advisers; (2) The investment management style of DMC compared to other investment advisers; (3) The reasonableness of the fees to be paid to DMC; (4) The experience of DMC's investment management team; and (5) The potential impact of such a change on the marketing strategy for the Portfolio.

In connection with its deliberations of the DMC Contract, the Board of Trustees requested and was provided with information that the Board considered sufficient to assist in its evaluation. The materials furnished by DMC included information regarding DMC's investment personnel, investment management capabilities, philosophy of management and level of overall profitability in connection with its advisory activities. Information was also provided regarding the fees and expenses of the Portfolio compared to a group of mutual funds identified by First Tennessee as the Portfolio's comparison group. The Board considered that the fees to be paid to DMC under the proposed DMC Contract were comparable to the fees charged to DMC's other clients with similar accounts. The Board was also furnished with information showing the investment performance of similar portfolios managed by DMC. This performance information showed these similar funds consistently outperformed the Portfolio.

After careful consideration and a thorough review of DMC's level of service, experience and fees, the Board unanimously determined that it was fair and reasonable to and in the best interest of the Portfolio and its shareholders to approve the DMC Contract.

PROPOSAL: RECOMMENDATION AND REQUIRED VOTE

At the Meeting, shareholders of the Portfolio will vote on the Proposal. The affirmative vote of the holders of a majority of the outstanding shares of the Portfolio is required to approve this proposal. "Majority" for this purpose under the 1940 Act means the lesser of (i) 67% of the shares represented at the Meeting if more than 50% of such outstanding shares are represented, or (ii) more than 50% of such outstanding shares. Where a shareholder abstains, the shares represented will be counted as present and entitled to vote on the matter for purposes of determining a quorum, but the abstention will have the effect of a negative vote on the proposal.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF CAPITAL APPRECIATION PORTFOLIO APPROVE THE PROPOSED DMC CONTRACT.

OFFICERS AND TRUSTEES OF FIRST FUNDS

The following persons hold the offices indicated with First Funds:


                                       Position(s)
Name, Address,                         Held with
and Age                                First Funds        Principal Occupation During Past 5 Years
-------------                          -----------        ----------------------------------------

THOMAS M. BATCHELOR,                     Trustee          Mr. Batchelor presently operates a
age 78,                                                   management consultant business on a
4325 Woodcrest Drive,                                     limited basis, retired after owning and
Memphis, TN                                               operating two General Insurance Companies
                                                          agencies for over thirty years. He was one
                                                          of the founders and served as a director
                                                          of First American State Bank in Memphis,
                                                          TN (now part of United American Bank of
                                                          Memphis). He currently serves as Chairman,
                                                          Memphis Union Mission, TN, a charity and a
                                                          non-profit foundation.

JOHN A. DECELL,                          Trustee          Mr. DeCell is the proprietor of DeCell &
age 64,                                                   Company (real estate and business
5178 Wheelis Dr., Suite 2,                                consulting), and President of Capital
Memphis, TN                                               Advisers, Inc. (real estate consulting and
                                                          asset management).

L. R. JALENAK, JR.,                      Trustee          Mr. Jalenak was Chairman of the Board
age 69,                                                   (1990 -1993 (retired)), Cleo Inc.
530 Oak Court Drive                                       (manufacturer of gift-wrapping products),
Suite 250                                                 a Gibson Greetings Company. Mr. Jalenak is
Memphis, TN 38117                                         also a Director of Perrigo Company (1988 -
                                                          present), Lufkin Industries (1990 -
                                                          present), Dyersburg Corporation (1990 -
                                                          present), was President and CEO (until
                                                          1990) of Cleo Inc., and was a Director of
                                                          Gibson Greetings, Inc. from 1983 to 1991.
                                                          Mr. Jalenak is currently Director of Party
                                                          City Corporation and has been in this
                                                          position since the beginning of 2000.

LARRY W. PAPASAN,                        Trustee          Mr. Papasan is President of Smith &
age 59,                                                   Nephew, Inc. (orthopedic division). Mr.
5114 Winton Place,                                        Papasan is a former Director of First
Memphis, TN                                               American National Bank of Memphis and The
                                                          West Tennessee Board of First American
                                                          National Bank (1988 - 1991) and was
                                                          President of Memphis Light Gas and Water
                                                          Division of the City of Memphis (1984 -
                                                          1991). Mr. Papasan is also a member of the
                                                          Board of the Plough Foundation, a
                                                          non-profit trust.

RICHARD C. RANTZOW,                      President        Mr. Rantzow was Vice President/Director,
age 61,                                  and Trustee      Ron Miller Associates, Inc.
8066 Darby Dan Lane                                       (manufacturer). Mr. Rantzow was Managing
Germantown, TN 38138                                      Partner (until 1990) of the Memphis office
                                                          of Ernst & Young.



                                       Position(s)
Name, Address,                         Held with
and Age                                First Funds        Principal Occupation During Past 5 Years
-------------                          -----------        ----------------------------------------

GEORGE LEWIS, age 61,
7133 Bell Manor Cove,                    Trustee          Mr. Lewis is currently a director of
Germantown, TN 38138                                      Methodist Home Care and Methodist Extended
                                                          Care Hospital, a non-profit health care
                                                          company. From 1976 until October 1999, Mr.
                                                          Lewis was Executive Vice President and Manager
                                                          of Money Management Group of First Tennessee
                                                          Bank. During that time he was also a director
                                                          of certain First Tennessee affiliates
                                                          including, Hickory Venture Capital Corporation,
                                                          a venture capital company, and First Tennessee
                                                          Brokerage, a broker/dealer. He was also a
                                                          director for Martin & Company and Highland
                                                          Capital Management Corp., both investment
                                                          advisors and affiliates of First Tennessee.

JEREMY O. MAY,                           Treasurer        Mr. May is a Vice President and Director
age 30,                                                   of Mutual Fund Operations at ALPS Mutual
370 17th Street, Denver, CO                               Funds Services, Inc. (ALPS), the
                                                          Administrator and Distributor. Prior to
                                                          joining ALPS, Mr. May was an auditor with
                                                          Deloitte & Touche LLP in their Denver
                                                          office.

RUSSELL C. BURK,                         Secretary        Mr. Burk is General Counsel of ALPS. Prior
age 41,                                                   to joining ALPS, Mr. Burk served as
370 17th Street, Denver CO                                Securities Counsel for Security Life of
                                                          Denver, a wholly-owned subsidiary of ING.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the best knowledge of First Funds, the names and addresses of the shareholders who own or have voting power with respect to 5% or more of the outstanding shares of the Portfolio as of the Record Date are set forth below:


                                                  Amount and Nature           % of
Title of       Name and Address                   of Beneficial               Class      Total Outstanding
Class          of Beneficial Owner                Ownership                   Held       in Class
--------       -------------------                --------------------        ----------  -----------------


I              First Tennessee National Corp.          2,960,545.125             91.09%        3,250,140
               D/B Pension Plan
               Memphis, TN

II             Resources Trust Company for                74,333.989             34.63%      214,622.461
               IMS Customers
               P.O. Box 3865
               Englewood, CO 80155

II             Otto Kruse                                 20,855.390              9.72%      214,622.461
               5623 Hillsboro Rd
               Nashville, TN 37215

III            James S Thomas                              3,920.730             10.06%       38,981.918
               302 Ramblewood Dr
               Jackson, TN 38305

III            W E Davis                                   3,756.782              9.64%       38,981.918
               2406 Holly Springs Rd
               Hernando, MS 38632

III            Donald Thomas Moore                         2,385.118              6.12%       38,981.918
               1356 Hidden Cove Rd
               Gallatin, TN 37066

III            W E Douglas custodian for                   2,125.599              5.45%       38,981.918
               Douglas E Davis
               2406 Holly Springs Rd
               Hernando, MS 38632

III            NFSC FEBO                                   2,110.290              5.41%       38,981.918
               Shaw Jones Masonry Inc.
               Greg Shaw
               P.O. Box 3767
               Brentwood, TN 37024

IV             C Douglas Kelso III and                          9.94               100%             9.94
               Nancy T Kelso
               JT Ten
               4270 Grandview Ave
               Memphis, TN 38117

SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, the officers and trustees of First Funds owned less than 1% of the outstanding shares of any Portfolio.

ADDITIONAL INFORMATION

The Portfolio pays no commissions to any affiliated broker.

DISTRIBUTOR AND PRINCIPAL UNDERWRITER. ALPS Mutual Funds Services, Inc. ("ALPS") acts as the distributor and the principal underwriter for the Portfolio. ALPS is a Colorado corporation, and is registered with the SEC as a broker-dealer and is a member of the NASD. The principal executive offices of ALPS are located at 370 17th Street, Suite 3100, Denver, Colorado 80202.

ADMINISTRATOR. ALPS acts as administrator to First Funds. Pursuant to an Administration Agreement dated August 19, 1998, ALPS provides certain administrative services to First Funds, such as calculating each portfolio's standardized performance information, preparing annual and semiannual reports to shareholders and the SEC, monitoring compliance and performing other administrative duties. First Tennessee also acts as co-administrator to First Funds.

SHAREHOLDER PROPOSALS

First Funds must receive proposals of shareholders that are intended to be presented at a future shareholder meeting a reasonable time prior to First Funds' solicitation of proxies relating to such future meeting. Timely submission of such proposals does not guarantee their inclusion. First Funds is a Massachusetts business trust, and as such it is not required to hold, and has no intention of holding, annual meetings, although it may hold special shareholder meetings.

OTHER BUSINESS

The Board of Trustees of First Funds does not know of any other matters to be considered at the Meeting other than those referred to above. If any other matters are properly presented to the Meeting, it is the intention of proxy holders to vote such proxies on such matters in accordance with their judgment.

                                    By Order of the Board of Trustees
                                    Russell C. Burk
                                    Secretary
May 1, 2000
Denver, Colorado

                                   APPENDIX A




      NAME OF FUND                       SIZE(1)                                         FEE
      ------------                       -------                                         ---


Delaware Trend Fund                      1,060.61                          .75% on the first $500 million,
                                                                           .70% on the next $500 million,
                                                                           .65% on the next $1,500 million,
                                                                           .60% on assets in excess of $2,500
                                                                           million, all per year based on daily
                                                                           net assets

Trend Series of Delaware                   506.33                          .75% on the first $500 million,
Group Premium Fund(2)                                                      .70% on the next $500 million,
                                                                           .65% on the next $1,500 million,
                                                                           .60% on assets in excess of $2,500
                                                                           million, all per year based on daily
                                                                           net assets

The Small-Cap Growth                         7.92                          .75% per year of average daily net
Equity Portfolio of Delaware                                               assets
Pooled Trust(3)

-----------

(1)  In millions, as of December 31, 1999.
(2)  Available only through variable insurance products.
(3)  Available only to large institutional investors.

                                   APPENDIX B

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BETWEEN FIRST FUNDS AND DELAWARE MANAGEMENT COMPANY

                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT



         THIS INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT is made as of this ______day of______, 2000, between FIRST FUNDS, a business trust organized under the laws of the Commonwealth of Massachusetts (the "Trust"), on behalf of its CAPITAL APPRECIATION PORTFOLIO (the "Portfolio") and Delaware Management Company, a series of Delaware Management Business Trust, a Delaware business trust organized under the laws of the State of Delaware ("DMC").

         WHEREAS, the Trust has been organized to operate as an investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") with multiple series of shares (hereinafter referred to as Classes) having varying preferences, limitations and relative rights, and to invest and reinvest the assets of the Portfolio in securities pursuant to investment objectives and policies for the Portfolio;

         WHEREAS, the Trust, under separate agreement has engaged the services of First Tennessee Bank National Association ("Bank") as a co-investment adviser to provide or perform various investment advisory, monitoring, statistical, research, portfolio investment adviser selection, and other services with respect to the Portfolio as set forth more fully in the Bank's Investment Advisory and Management Agreement, a form of which is attached hereto as Exhibit A, (Bank hereinafter being referred to as "Co-Adviser" and DMC hereinafter being referred to as "Investment Adviser"); and

        WHEREAS, the Trust desires to obtain the day-to-day portfolio investment management services, information, advice, assistance and facilities of the Investment Adviser with respect to the Portfolio as set forth more fully herein;

         NOW, THEREFORE, Trust, on behalf of the Portfolio, and Investment Adviser agree as follows:

         1. Employment of the Investment Adviser. The Trust hereby employs the Investment Adviser to provide investment advice and to manage the investment and reinvestment of the Portfolio's assets in the manner set forth in Section 2A. of this Agreement, subject to the direction of the Trustees, for the period, in the manner, and on the terms hereinafter set forth. The Investment Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Investment Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act or represent the Trust in any way or otherwise be deemed an agent of the Trust.

         2. Obligation of, and Services to be Provided by, the Investment Adviser. The Investment Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

         A. Investment Advisory Services.

            (a) The Investment Adviser shall have overall responsibility for the day-to-day management and investment of the Portfolio's assets and securities portfolio subject to and in accordance with the investment objectives and policies of the Portfolio, and any directions which the Trustees and officers of the Trust may issue to the Investment Adviser from time to time, and shall perform the following services: (i) provide or cause to be provided investment research and credit analysis concerning the Portfolio's investments, (ii) conduct or cause to be conducted a continual program of investment of the Portfolio's assets, (iii) place or cause to be placed orders for all purchases and sales of the investments made for the Portfolio, and (iv) maintain or cause to be maintained the books and records required in connection with its duties hereunder.

            (b) The Investment Adviser shall advise the Trustees of the Trust regarding overall investment programs and strategies for the Portfolio, revision of such programs as necessary, and shall monitor and report periodically to the Trustees concerning the implementation of such programs and strategies.

            (c) The Investment Adviser, with the prior approval of the Trustees (and the shareholders to the extent required by applicable law) as to particular appointments, shall be permitted to (i) engage one or more persons or companies ("Sub-Advisers"), which may have full investment discretion to make all determinations with respect to the investment and reinvestment of all or any portion of the Portfolio's assets and the purchase and sale of all or any portion of the Portfolio securities, subject to the terms and conditions of this Agreement and the written agreement to be executed with any Sub-Adviser; and (ii) take such steps as may be necessary to implement such appointment.

            (d) The Investment Adviser will coordinate its activities with those of the Co-Adviser and will provide to the Co-Adviser such information regarding the Investment Adviser's investment management activities to the Portfolio as the Co-Adviser may reasonably request in order to enable the Co-Adviser to perform its services on behalf of the Portfolio under the Co-Adviser Agreement.

         B. Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and Other Materials.

            The Investment Adviser will make available and provide such financial, accounting, statistical and other information related to its duties and responsibilities hereunder as required by the Trustees and necessary for the preparation of registration statements, reports and other documents required by federal and state securities laws and such other information as the Trustees may reasonably request for use by the Trust and its distributor for the underwriting and distribution of the Portfolio's shares.

         C. Other Obligations and Services.

                The Investment Adviser agrees to make available its officers and employees to the Trustees and officers of the Trust and to the Co-Adviser for consultation and discussions regarding the investment advisory activities of the Investment Adviser for the Portfolio. The Investment Adviser will also coordinate its activities, to the extent necessary, with the activities of the custodian, transfer agent, distributor, administrator and pricing agent insofar as their respective activities relate to the duties of the Investment Adviser hereunder, and will provide to such service providers of the Portfolio such information as they may reasonably request in order to perform their services on behalf of the Portfolio.

         3. Covenants by Investment Adviser. The Investment Adviser covenants with the Trust that with respect to the services provided to the Portfolio it:

            (a) will comply with all applicable provisions of the 1940 Act and applicable rules and regulations of the Securities and Exchange Commission ("SEC") and will in addition conduct its activities under this Agreement in accordance with the investment objective, policies and limitations contained the current registration statement of the Portfolio;

            (b) will not make loans to any person for the purpose of purchasing or carrying Portfolio shares, or make loans to the Portfolio or the Trust;

            (c) will not purchase shares of the Portfolio or the Trust for its own investment account;

            (d) will maintain all books and records with respect to the securities transactions of the Portfolio and furnish the Trustees such periodic and special reports as the Trustees may request with respect to the Portfolio;

            (e) will treat confidentially and as proprietary information of the
                Trust all records and other information relative to the Trust and the Portfolio and prior, present or potential shareholders (other than any information which Investment Adviser may have obtained about shareholders from other business relationships with such shareholders), and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, when so requested by the Trust or when otherwise required or permitted by law);

            (f) will immediately notify the Trust and the Co-Adviser of the occurrence of any event which would disqualify Investment Adviser or any Sub-Adviser from serving as investment adviser of an investment company; and

            (g) will determine that all information furnished to the Trust or the Co-Adviser by it pursuant to this Agreement is accurate in all material respects.

         4. Transaction Procedures. All investment transactions on behalf of the Portfolio will be compensated by payment to or delivery by the custodian for the Portfolio duly appointed by the Trustees of the Trust (the "Custodian"), or such approved depositories or agents duly appointed by the Trustees and as may be designated by the Custodian in writing, as custodian for the Portfolio, of all cash and/or securities due to or from the Portfolio, and the Investment Adviser shall not have possession or custody thereof or any responsibility or liability with respect thereto. The Investment Adviser effecting transactions on behalf of the Portfolio shall advise the Custodian and the Co-Adviser of all investment orders for the Portfolio placed by it with brokers, dealers, banks and other parties ("Brokers"). The Trustees shall issue, or cause to be issued, to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Investment Adviser. The Portfolio shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon the giving of proper instructions to the Custodian, the Investment Adviser shall have no responsibility or liability with respect to custodian arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Investment Adviser to take appropriate action if the Custodian fails properly to confirm execution of the instructions to the Investment Adviser and the Co-Adviser in a written form duly agreed upon by the Custodian, the Investment Adviser and the Co-Adviser.

         5. Execution and Allocation of Portfolio Brokerage. The Investment Adviser shall place, subject to the limitations contained in this paragraph 5, on behalf of the Portfolio, orders for the execution of the Portfolio's securities transactions. The Investment Adviser is authorized by the Trust to take any action, including the purchase or sale of securities for the account of the Portfolio, (a) that is not in contravention of (i) any investment restrictions set forth in the 1940 Act and the rules thereunder; (ii) specific instructions adopted by the Trustees and communicated to the Investment Adviser;
(iii) the investment objectives, policies and restrictions of the Portfolio as set forth in the Trust's current registration statement, as amended from time to time; or (iv) instructions from the Trustees to the Investment Adviser, and (b) which would not have the effect of causing the Trust to fail to qualify or to cease to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, or any succeeding statute.

        The Investment Adviser may place orders pursuant to its investment determinations for the Portfolio either directly with the issuer or with any Brokers. In placing orders with any Broker, the Investment Adviser will consider the experience and skill of a Broker's securities traders as well as the Broker's financial responsibility and administrative efficiency. The Investment Adviser will attempt to obtain the best price and the most favorable execution of its orders with any Brokers; however, in so doing, the Investment Adviser may consider, subject to applicable law, the research, statistical, and related brokerage services provided or to be provided by such Broker to the Portfolio or the other accounts for which the Investment Adviser exercises investment discretion. A commission paid to such Brokers may be higher than that which another Broker would have charged for effecting the same transaction, provided that the Investment Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such Broker when viewed in terms of either the particular transaction or the overall responsibilities of the Investment Adviser with respect to the accounts as to which it exercises investment discretion. It is understood that the Investment Adviser has not adopted a formula for selection of Brokers for the execution of the Portfolio's investment transactions. On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients, the Investment Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients.

        The Investment Adviser will not execute any Portfolio transactions for the account of the Portfolio with a Broker which is an "affiliated person" (as defined in the 1940 Act) of the Trust, the Trust's distributor, the Investment Adviser or the Co-Adviser except in accordance with applicable laws, rules, regulations or interpretations thereof and effective exemption orders issued by the SEC pursuant to the 1940 Act without the prior written approval of the Trustees. The Trust agrees to provide the Investment Adviser with a list of brokers and dealers that are "affiliated persons" of the Trust. The Investment Adviser likewise agrees to furnish to the Trust and the Co-Adviser a list of Brokers which are "affiliated persons" of the Investment Adviser. In no instance will Portfolio securities be purchased from or sold to the Trust's principal distributor, Investment Adviser, Co-Adviser or any affiliate thereof, except to the extent permitted by an exemption order issued by the SEC or by applicable law.

         The Investment Adviser shall render regular reports to the Trustees and the Co-Adviser of the total brokerage business placed by it with respect to the Trust and the manner in which the allocation of such brokerage has been accomplished.

         6. Expenses of the Portfolio. The Portfolio or Trust will pay, or will enter into arrangements that require third parties to pay, all expenses other than those expressly assumed by the Investment Adviser herein, which expenses payable by the Portfolio or Trust shall include:

            (a) Expenses of all audits by independent public accountants;

            (b) Expenses of the Co-Adviser, transfer agent, registrar, dividend disbursing agent and shareholder recordkeeping services;

            (c) Expenses of custodial services including recordkeeping services provided by the custodian;

            (d) Expenses of obtaining quotations for calculating the value of the Portfolio's net assets;

            (e) Salaries and other compensation of any of its executive officers or employees, if any, who are not officers, directors, stockholders or employees of the Investment Adviser, the administrator or the distributor;

            (f) Taxes levied against the Portfolio;

            (g) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Portfolio;

            (h) Costs, including the interest expense, of borrowing money;

            (i) Costs and/or fees incident to Trustees and shareholder meetings of the Trust and the Portfolio, the preparation and mailings of prospectuses and reports of the Portfolio to its existing shareholders, the filing of reports with regulatory bodies, the maintenance of the Portfolio's legal existence, and the registration of shares with federal and state securities authorities;

            (j) Legal fees in connection with the representation of the Trust and/or Portfolio, including the legal fees related to the registration and continued qualification of the Portfolio's shares for sale;

            (k) Costs of printing any share certificates representing shares of the Portfolio;

            (l) Fees and expenses of Trustees who are not affiliated persons, as defined in the 1940 Act, of the Investment Adviser, the Co-Adviser, the distributor or any of their affiliates; and

            (m) Its pro rata portion of the fidelity bond required by Section
                17(g) of the 1940 Act, or of other insurance premiums.

         7. Activities and Affiliates of the Investment Adviser. The Trustees acknowledge that Investment Adviser, or one or more of its affiliates, may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that Investment Adviser, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts (such individuals, entities and accounts hereinafter referred to as Affiliated Accounts). Subject to the provisions of paragraph 2 hereof, the Trustees agree that the Investment Adviser or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio, provided that Investment Adviser acts in good faith and in accordance with applicable law or as permitted by an exemption order issued by the SEC, and provided further, that it is Investment Adviser's policy to allocate within its reasonable discretion, investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Portfolio and any specific investment restrictions applicable thereto. The Trust acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio may have an interest from time to time, whether in transactions which involve the Portfolio or otherwise. The Investment Adviser shall not have any obligation to acquire for the Portfolio a position in any investment which any Affiliated Account may acquire, and the Portfolio shall have no first refusal, coinvestment or other rights in respect of any investment, either for the Portfolio or otherwise.

         8. Compensation of the Investment Adviser. (a) For all services provided to the Portfolio pursuant to this Agreement, the Trust shall pay the Investment Adviser, and the Investment Adviser agrees to accept as full compensation therefor, an investment advisory fee, payable as soon as practicable after the last day of each month, calculated using an annual rate of 0.70% of the average daily net assets of the Portfolio for the first $50 million of such assets, and 0.65% on average daily net assets of the Portfolio in excess of $50 million (the "Annual Rate"). The monthly investment advisory fee to be paid by the Trust to the Investment Adviser shall be determined as of the close of business on the last business day of each month by multiplying one-twelfth of the Annual Rate by the Average Portfolio Net Assets (hereinafter defined), calculated monthly as of such day.

         (b) For purposes of this paragraph 8, the "Average Portfolio Net Assets" shall be calculated monthly as of the last business day of each month and shall mean the sum of the net assets of the Portfolio calculated each business day during the month divided by the number of business days in the month (such net assets to be determined as of the close of business each business day and computed in the manner set forth in the Declaration of Trust of the Trust).

         9. Proxies. The Trustees will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested from time to time, unless the Trustees delegate such right to the Investment Adviser, at which time the Trustees shall provide DMC with a certified resolution authorizing DMC to vote such proxies.

         10. Liabilities of the Investment Adviser.

             (a) The Investment Adviser will not be liable for any loss suffered by the Portfolio or the Trust as the result of any error of judgment or mistake of law in connection with its performance of this Agreement; provided, however, that the Investment Adviser shall be liable to the Portfolio and the Trust for any loss resulting from (i) a breach of fiduciary duty with respect to the receipt of compensation for services;
                  (ii) willful misfeasance, bad faith or gross negligence in, or reckless disregard by the Investment Adviser of, the performance of its obligations or duties under this Agreement; or (iii) any material breach of any of its covenants contained in this Agreement.

             (b) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or the Investment Adviser, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

         11.      Renewal, Amendment and Termination.

             (a) This Agreement shall become effective on the date first written above and shall remain in force for a period of two
                  (2) years from such date and from year to year thereafter but only so long as such continuance is specifically approved at least annually (i) by the vote of a majority of the Trustees who are not interested persons of the Portfolio, the Co-Adviser or the Investment Adviser, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board of Trustees or (ii) by the vote of a majority of the outstanding voting securities of the Portfolio. The aforesaid provision that this Agreement may be continued "annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

             (b) This Agreement may be amended at any time, but only by written agreement between the Trust and the Investment Adviser, which amendment is subject to the approval of the Trustees and, if applicable, the shareholders of the Trust in the manner required by the 1940 Act, subject to any applicable exemption order of the SEC modifying the provisions of the 1940 Act with respect to approval of amendments to this Agreement.

             (c)  This Agreement:

                  (i) may at any time be terminated without the payment of any penalty either by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, on sixty (60) days' written notice to the Investment Adviser;

                  (ii) shall immediately terminate in the event of its assignment; and

                  (iii)  may be terminated by the Investment Adviser on sixty
                         (60) days' written notice to the Trust.

             (d) As used in this Section 11, the terms "assignment", "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption or other interpretations issued by the SEC.

         12. Books and Records. (a) The Trustees shall provide to the Investment Adviser copies of the Trust's most recent prospectus, statement of additional information, supplement, and post-effective amendment which relate to any class of shares representing interests in the Portfolio.

         (b) In compliance with the requirements of Rule 31a-3 of the rules promulgated under the 1940 Act ("Rules"), the Investment Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2, the records required to be maintained by the Investment Adviser hereunder pursuant to Rule 31a-1 of the Rules.

         13. Notices. All notices, requests, demands or other communications hereunder shall be in writing and shall be deemed given, if delivered personally, on the day delivered or if mailed, by certified or registered mail, postage prepaid, return receipt requested, three (3) days after placement in the United States mail, or national courier service (e.g. UPS, Fed Ex, Airborne Express), upon actual receipt as documented by such courier, to the addresses below:

If to Trust:                    First Funds
                                c/o Russell C. Burk, Esq., General Counsel
                                ALPS Mutual Fund Services, Inc.
                                370 17th Street, Suite 3100
                                Denver, Colorado 80202

                                With a copy to:
                                Desiree Franklin, Esq.
                                Baker, Donelson, Bearman, Caldwell, P.C.
                                165 Madison Avenue, 21st Floor
                                Memphis, TN 38103

If to Investment Adviser:       Delaware Management Company
                                Attn: Richard J. Flannery, Esq., General Counsel
                                One Commerce Square
                                Philadelphia, PA 19103


         14. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         15. Limitation on Liability. Investment Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust and agrees that obligations assumed by the Portfolio pursuant to this Agreement shall be limited in all cases to the Portfolio and its assets. Investment Adviser agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Portfolio, nor from the Trustees or any individual Trustee of the Portfolio.

         16. Governing Law. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Tennessee without giving effect to the choice of laws provisions thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.


                                            FIRST FUNDS

                                            By:
                                               ---------------------------------
                                                 Secretary



                                            DELAWARE MANAGEMENT COMPANY

                                            By:
                                               ---------------------------------


                                            By:
                                               ---------------------------------

                                                                       EXHIBIT A

                              AMENDED AND RESTATED
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

         THIS INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT is made as of this 1st day of June, 2000, between FIRST FUNDS, a business trust organized under the laws of the Commonwealth of Massachusetts (the "Trust"), on behalf of its CAPITAL APPRECIATION PORTFOLIO (the "Portfolio") and First Tennessee Bank National Association ("Bank").

         WHEREAS, the Trust has been organized to operate as an investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") with multiple series of shares (hereinafter referred to as Classes) having varying preferences, limitations and relative rights, and to invest and reinvest the assets of the Portfolio in securities pursuant to investment objectives and policies for the Portfolio; and

         WHEREAS, the Trust, under separate agreement (the "Investment Advisory and Management Agreement"), has engaged the services of Delaware Management Company as co-investment adviser to the Portfolio to provide day-to-day investment management of the Portfolio's assets and securities, to conduct a continuous program of investment of the Portfolio's assets, and to provide other advisory services as outlined in the Investment Advisory and Management Agreement (DMC hereinafter being referred to as "Investment Adviser" and Bank hereinafter being referred to as "Co-Adviser"); and

         WHEREAS, the Trust desires to obtain the services, information, advice, assistance and facilities of an investment adviser and to have an investment adviser provide or perform for it various investment advisory, monitoring, statistical, research, investment adviser selection and counseling and other services with respect to the Portfolio as set forth more fully herein, but exclusive of day-to-day investment management services;

         NOW, THEREFORE, the Trust, on behalf of the Portfolio, and Co-Adviser agree as follows:

         1. Employment of the Co-Adviser. The Trust hereby employs the Co-Adviser to provide investment advisory services in the manner set forth in
Section 2A of this Agreement, subject to the direction of the Trustees, for the period, in the manner, and on the terms hereinafter set forth. The Co-Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Co-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act or represent the Trust in any way or otherwise be deemed an agent of the Trust.

         2. Obligations of, and Services to be Provided by, the Co-Adviser. The Co-Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

         A. Investment Advisory Services.

            (a) The Co-Adviser will provide the Trust with research, analyses and recommendations with respect to the investment objective, guidelines for and risk characteristics of the Portfolio.

            (b) The Co-Adviser will monitor the investment and management activities of the Investment Adviser relative to the Portfolio, including, but not limited to, purchase and sale transactions following settlement thereof, and report to the Trustees on compliance by the Investment Adviser with the investment objective and policies of the Portfolio, any directions which the Trustees and officers of the Trust may issue to the Investment Adviser from time to time and the requirements of the 1940 Act and all applicable rules and regulations of the Securities and Exchange Commission ("SEC") with respect to the Portfolio. In performing its monitoring services under this sub-section, the Co-Adviser may rely, among other things, upon reports, data and information furnished to it by the Investment Adviser, custodian or other service providers to the Portfolio.

            (c) The Co-Adviser will make recommendations with respect to the engagement and termination of investment advisers and sub-advisers for the Portfolio and provide research, analyses and recommendations on qualified candidates to perform the investment advisory and, if applicable, sub-advisory duties and responsibilities for the day-to-day management of a continuous investment program for the Portfolio and the related functions to sustain that role.

            (d) The Co-Adviser will perform or obtain research and analysis on the investment performance of the Investment Adviser, or other investment advisers or sub-advisers (collectively, the "Advisers") with respect to the Portfolio and comparisons of its absolute and relative performance to relevant indices and investment universes.

            (e) The Co-Adviser will determine and recommend allocation of assets between multiple active Advisers at such time that the assets of the Portfolio reach such size that multiple active Advisers are warranted.

            (f) The Co-Adviser may make presentations or reports on behalf of the Investment Adviser, or other Advisers, at the request of the Investment Adviser or such other

            Advisers in meetings and other settings where the presence of a representative of any such investment adviser is needed or requested but is unable to attend. Such meetings and settings may include, but are not limited to, (i) Board of Trustee meetings, (ii) meetings with broker-dealers, and (iii) meetings with other channels of distribution. Such meetings shall not include regulatory meetings.

            (g) The Co-Adviser will coordinate its activities with the Investment Adviser and the activities of the Investment Adviser or other Advisers, with the Portfolio's transfer agent, administrator, custodian and independent accountants.

         B. Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and Other Materials.

            The Co-Adviser will make available and provide such financial, accounting, statistical and other information related to its duties and responsibilities hereunder as required by the Trustees and necessary for the preparation of registration statements, reports and other documents required by federal and state securities laws and such other information as the Trustees may reasonably request for use by the Trust and its distributor for the underwriting and distribution of the Portfolio's shares.

         C. Other Obligations and Services.

            The Co-Adviser agrees to make available its officers and employees to the Trustees and officers of the Trust for consultation and discussions regarding the activities of the Investment Adviser and the Co-Adviser's duties hereunder and their activities with respect to the Portfolio.

         3. Covenants by Co-Adviser. The Co-Adviser covenants with the Trust that, with respect to the services provided to the Portfolio, it:

            (a) will comply with all applicable provisions of the 1940 Act and applicable rules and regulations of the Securities and Exchange Commission ("SEC") and will in addition conduct its activities under this Agreement in accordance with the Portfolio's current registration statement and applicable regulations of the Office of the Comptroller of the Currency pertaining to the investment advisory activities of national banks which are applicable to the Co-Adviser;

            (b) will not make loans to any person for the purpose of purchasing or carrying Trust or Portfolio shares, or make loans to the Trust or the Portfolio;

            (c) will not purchase shares of the Trust or the Portfolio for its own investment account;

            (d) will maintain all books and records with respect to its duties set forth herein, and furnish the Trustees such periodic and special reports as the Trustees may request with respect to the Portfolio;

            (e) will treat confidentially and as proprietary information of the
                Trust all records and other information relative to the Trust and the Portfolio and prior, present or potential shareholders (other than any information which Co-Adviser may have obtained about shareholders from other business relationships with such shareholders), and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Co-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, when so requested by the Trust or when otherwise required or permitted by law);

            (f) will, to the best of its knowledge and ability, immediately notify the Trust of the occurrence of any event which would disqualify Co-Adviser or the Investment Adviser from serving as investment adviser of an investment company; and

            (g) will determine that all information furnished to the Trust by the Co-Adviser pursuant to this Agreement is accurate in all material respects.

         4. Expenses of the Portfolio. The Portfolio or Trust will pay, or will enter into arrangements that require third parties to pay, all expenses other than those expressly assumed by the Co-Adviser herein, which expenses payable by the Portfolio or Trust shall include:

            (a) Expenses of all audits by independent public accountants;

            (b) Expenses of Investment Adviser, transfer agent, registrar, dividend disbursing agent and shareholder recordkeeping services;

            (c) Expenses of custodial services including recordkeeping services provided by the custodian;

            (d) Expenses of obtaining quotations for calculating the value of the Portfolio's net assets;

            (e) Salaries and other compensation of any of its executive officers or employees,
                if any, who are not officers, directors, stockholders or employees of the Investment Adviser, the Co-Adviser, the Administrator or the Distributor;

            (f) Taxes levied against the Portfolio;

            (g) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Portfolio;

            (h) Costs, including the interest expense, of borrowing money;

            (i) Costs and/or fees incident to Trustees and shareholder meetings of the Trust and the Portfolio, the preparation and mailings of prospectuses and reports of the Portfolio to its existing shareholders, the filing of reports with regulatory bodies, the maintenance of the Portfolio's legal existence, and the registration of shares with federal and state securities authorities;

            (j) Legal fees, including the legal fees related to the registration and continued qualification of the Portfolio's shares for sale;

            (k) Costs of printing any share certificates representing shares of the Portfolio;

            (l) Fees and expenses of Trustees who are not affiliated persons, as defined in the 1940 Act, of the Co-Adviser, the Investment Adviser, the Distributor or any of their affiliates; and

            (m) Its pro rata portion of the fidelity bond required by Section
                17(g) of the 1940 Act, or of other insurance premiums.

         5. Activities and Affiliates of the Co-Adviser. The Trustees acknowledge that the Co-Adviser , or one or more of its affiliates, may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Co-Adviser , its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts (such individuals, entities and accounts hereinafter referred to as "Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Trustees agree that the Co-Adviser or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio, provided that the Co-Adviser acts in good faith and in accordance with applicable law or as permitted by an exemption order issued by the SEC, and provided further, that, as applicable to the Portfolio, it is the Co-Adviser's policy to allocate within its reasonable discretion, investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Portfolio and any specific investment restrictions applicable thereto. The Trust acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio may have an interest from time to time, whether in transactions which involve the Portfolio or otherwise. The Co-Adviser shall not have any obligation to acquire for the Portfolio a position in any investment which any Affiliated Account may acquire, and the Portfolio shall have no first refusal, coinvestment or other rights in respect of any investment, either for the Portfolio or otherwise.

         6. Compensation of the Co-Adviser.

            (a) For all services provided to the Portfolio pursuant to this Agreement, the Trust shall pay the Co-Adviser, and the Co-Adviser agrees to accept as full compensation therefor, an investment advisory fee, payable as soon as practicable after the last day of each month, calculated using an annual rate of 0.15% of the average daily net assets of the Portfolio (the "Annual Rate"). The monthly investment advisory fee to be paid by the Trust to the Co-Adviser shall be determined as of the close of business on the last business day of each month by multiplying one-twelfth of the Annual Rate by the Average Portfolio Net Assets (hereinafter defined), calculated monthly as of such day.

            (b) For purposes of this paragraph 6, the "Average Portfolio Net Assets" shall be calculated monthly as of the last business day of each month and shall mean the sum of the net assets of the Portfolio calculated each business day during the month divided by the number of business days in the month (such net assets to be determined as of the close of business each business day and computed in the manner set forth in the Declaration of Trust of the Trust).

         7. Proxies. The Trustees will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested from time to time, unless the Trustees delegate such right to the Investment Adviser.

         8. Liabilities of the Co-Adviser.

            (a) The Co-Adviser will not be liable for any loss suffered by the
                Portfolio or the Trust as the result of any error of judgment or mistake of law in connection with its performance of this Agreement; provided, however, that the Co-Adviser shall be liable to the Portfolio and the Trust for any loss resulting from (i) a breach of fiduciary duty with respect to the receipt of compensation for services; (ii) willful misfeasance, bad faith or gross negligence in, or reckless disregard by the Co-Adviser of, the performance of its duties and obligations under this Agreement; or (iii) any material breach of any of its covenants contained in this Agreement.

            (b) No provision of this Agreement shall be construed to protect any
                Trustee or officer of the Trust, or the Co-Adviser, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

         9. Renewal, Amendment and Termination.

            (a) This Agreement shall become effective on the date first written above and shall remain in force for a period of two (2) years from such date and from year to year thereafter but only so long as such continuance is specifically approved at least annually
                (i) by the vote of a majority of the Trustees who are not interested persons of the Portfolio, the Investment Adviser or the Co-Adviser, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board of Trustees or (ii) by the vote of a majority of the outstanding voting securities of the Portfolio. The aforesaid provision that this Agreement may be continued "annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

            (b) This Agreement may be amended at any time, but only by written agreement between the Trust and the Co-Adviser, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the 1940 Act, subject to any applicable exemption order of the SEC modifying the provisions of the 1940 Act with respect to approval of amendments to this Agreement.

            (c) This Agreement:

                (i) may at any time be terminated without the payment of any penalty either by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, on sixty (60) days' written notice to the Co-Adviser;

                (ii) shall immediately terminate in the event of its assignment; and

                (iii) may be terminated by the Co-Adviser on sixty (60) days'
                      written notice to the Trust.

            (d) As used in this Section 9, the terms "assignment", "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the SEC.

         10. Books and Records.

             (a) The Trustees shall provide to the Co-Adviser copies of the Trust's most recent prospectus and statement of additional information (as each may be amended or supplemented from time to time) which relate to any class of shares representing interests in the Portfolio.

             (b) In compliance with the requirements of Rule 3la-3 of the rules promulgated under the 1940 Act ("Rules"), the Co-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. The Co-Adviser further agrees to preserve for the periods prescribed by Rule 3la-2, the records required to be maintained by the Co-Adviser hereunder pursuant to Rule 3la-1 of the Rules.

         11. Notices. All notices, requests, demands or other communications hereunder shall be in writing and shall be deemed given, if delivered personally, on the day delivered or if mailed, by certified or registered mail, postage prepaid, return receipt requested, three (3) days after placement in the United States mail, to the addresses below:

If to Trust:                  First Funds
                              c/o Russell C. Burk, Esq., General Counsel
                              ALPS Mutual Fund Services, Inc.
                              370 17th Street, Suite 3100
                              Denver, Colorado 80202

With a copy to:               Desiree Franklin, Esq.
                              Baker, Donelson, Bearman, Caldwell, P.C.
                              165 Madison Avenue, 21st Floor
                              Memphis, TN 38103



If to Co-Adviser:             C. Douglas Kelso, III
                              c/o:  First Tennessee Bank National Association
                              4990 Poplar Avenue, Third Floor
                              Memphis, TN  38117

With a copy to:               Adella Heard, Esq.
                              First Tennessee Bank National Corporation
                              165 Madison Avenue, Third Floor
                              Memphis, TN  38103

         12. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         13. Limitation on Liability. Co-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust and agrees that obligations assumed by the Portfolio pursuant to this Agreement shall be limited in all cases to the Portfolio and its assets. Co-Adviser agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Portfolio, nor from the Trustees or any individual Trustee of the Portfolio.

         14. Governing Law. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Tennessee without giving effect to the choice of laws provisions thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.


                                    FIRST FUNDS

                                    By:
                                       -----------------------------------------
                                                   Secretary




                                    FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                                    By:
                                       -----------------------------------------

                                  FIRST FUNDS

      THIS SOLICITATION IS MADE ON BEHALF OF THE TRUSTEES OF FIRST FUNDS.

     The undersigned appoints Russell C. Burk, Secretary and Jeremy O. May, Treasurer, and each of them, with full power of substitution, as attorneys and proxies of the undersigned, and does thereby request that the votes attributable to the undersigned be cast at the Special Meeting of Shareholders of the Capital Appreciation Portfolio (the "Portfolio") of First Funds ("First Funds"), to be held at 10:00 a.m., local time, on May 17, 2000, at the principal offices of First Funds, 370 Seventeenth Street, Suite 3100, Denver, Colorado, 80202, and at any adjournment thereof.

THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION/PROXY WILL BE VOTED AS DIRECTED BELOW, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSAL BELOW. THE BOARD OF TRUSTEES OF FIRST FUNDS RECOMMENDS A VOTE FOR THE PROPOSAL.

PLEASE VOTE BY CHECKING YOUR RESPONSE. FOR APPROVAL BY SHAREHOLDERS OF CAPITAL APPRECIATION PORTFOLIO:

Approval of proposed Investment Advisory Agreement between First Funds on behalf of the Portfolio and Delaware Management Company

          FOR [ ]                AGAINST [ ]               ABSTAIN [ ]


--------------------------------------------------------------------------------


                TOTAL PORTFOLIO SHARES VOTED BY THE UNDERSIGNED:

PLEASE VOTE, DATE, SIGN, AND RETURN THIS FORM IN      NOTE: THE UNDERSIGNED HEREBY ACKNOWLEDGES
THE ENCLOSED SELF-ADDRESSED ENVELOPE. ALL             RECEIPT OF THE NOTICE OF ANY PROXY
ACCOUNT OWNERS MUST SIGN THIS FORM. PLEASE            HERETOFORE GIVEN WITH RESPECT TO THE
INDICATE TITLE IF SIGNING IN AN OFFICIAL CAPACITY.    VOTES COVERED BY THIS PROXY.


                                                      ACCOUNT NUMBER:
                                                                      -----------------------------

                                                                                 Dated:
                                                      --------------------------       ------------
                                                               Signature

                                                      --------------------------
                                                      Signature if Jointly Held
                                                      or Title If Required